UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2013
Brixmor Property Group Inc.
(Exact name of Registrant as specified in its charter)

Maryland	001-36160	45-2433192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 Lexington Avenue
New York, New York 10170
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 869-3000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On December 3, 2013, Brixmor Property Group Inc. (the “Company”) issued a press release announcing its financial results and Supplemental Disclosure pertaining to its operations for the quarter ended September 30, 2013. The press release is furnished as Exhibit 99.1 to this Report and the Supplemental Disclosure is furnished as Exhibit 99.2 to this Report.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and the exhibits to this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01     Financial Statements and Exhibits
(d)     The following exhibits are attached to this Current Report on Form 8-K

99.1	Press release issued December 3, 2013.

99.2	Brixmor Property Group Inc. Supplemental Financial Information for the quarter ended September 30, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2013	BRIXMOR PROPERTY GROUP INC.

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued December 3, 2013.

99.2	Brixmor Property Group Inc. Supplemental Financial Information for the quarter ended September 30, 2013.